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Exhibit 32.2

GMH COMMUNITIES TRUST

CERTIFICATION REQUIRED BY
RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

I, J. Patrick O'Grady, acting in the capacity of Principal Financial Officer of GMH Communities Trust, a Maryland real estate investment trust (the "Company"), hereby certify that, to my knowledge:

        (1)   The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

*                        *                         *

By:	/s/ J. PATRICK O'GRADY J. Patrick O'Grady Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: November 8, 2007

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  Exhibit 32.2
GMH COMMUNITIES TRUST
CERTIFICATION REQUIRED BY RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934